                                                                  EXHIBIT 99.1

                   ANSOFT CORPORATION FIRST QUARTER RESULTS -
                             15% INCREASE IN REVENUE


Pittsburgh, Pennsylvania - August 20, 2003 - Ansoft Corporation (NASDAQ: ANST) today announced financial results for its first quarter of fiscal 2004 ended July 31, 2003.

Revenue for the first quarter totaled $10.7 million, an increase of 15% compared to $9.3 million reported in the previous fiscal year's first quarter. Net loss for the first quarter was $1.2 million, or $0.10 per diluted share, as compared to a net loss of $3.3 million, or $0.28 per diluted share in the previous fiscal year's first quarter.

"We are pleased with our return to growth this quarter in light of the challenging business conditions," commented Nicholas Csendes, President and CEO. "Looking ahead to the rest of the fiscal year, we see growth of between 10% - 15% and increasing profitability."

Ansoft is a leading developer of high performance EDA software. Ansoft software is used by electrical engineers to design state of the art technology products, such as cellular phones, internet networking equipment, satellites, computer chips and circuit boards, electronic sensors and electric motors. Ansoft markets its products through its own direct worldwide sales force, and has comprehensive customer support offices throughout North America, Asia and Europe.

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. These forward looking statements involve risks and uncertainties about the Company's business that are detailed from time to time in the Company's SEC reports, including the reports on Form 10-K for the year ended April 30, 2003.




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                               ANSOFT CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)



                                                     Three months ended July 31,
                                                       2003               2002
                                                     --------           --------
Revenues
    License                                          $  5,341           $  5,045
    Service and other                                   5,310              4,243
                                                     --------           --------
Total revenue                                          10,651              9,288
Cost of revenue
    License                                               142                225
    Service and other                                     248                222
                                                     --------           --------
Total cost of revenue                                     390                447
                                                     --------           --------
Gross profit                                           10,261              8,841
Costs and expenses
    Sales and marketing                                 6,320              6,230
    Research and development                            3,823              5,144
    General and administrative                          1,111              1,032
    Amortization                                          857                856
                                                     --------           --------
Total costs and expenses                               12,111             13,262
                                                     --------           --------
Income (loss) from operations                          (1,850)            (4,421)
Other income, net                                         261                242
                                                     --------           --------
Income (loss) before income taxes                      (1,589)            (4,179)
Income tax benefit                                        397                836
                                                     --------           --------
Net income (loss)                                    $ (1,192)          $ (3,343)
                                                     ========           ========

 Basic net income (loss) per share                   $  (0.10)          $  (0.28)
                                                     ========           ========
 Diluted net income (loss) per share                 $  (0.10)          $  (0.28)
                                                     ========           ========
Weighted average shares used in calculation
    Basic                                              11,672             11,940
                                                     ========           ========
    Diluted                                            11,672             11,940
                                                     ========           ========


                                    - more -



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                               ANSOFT CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)


                                                       July 31,           April 30,
                                                         2003               2003
                                                       --------           --------
Assets
Current assets
Cash and cash equivalents                              $  6,166           $  7,173
Accounts receivable                                       9,142             13,968
Deferred income taxes                                       274                310
Prepaid expenses and other assets                         1,257                842
                                                       --------           --------
Total current assets                                     16,839             22,293

Equipment and furniture                                   3,871              3,829
Marketable securities                                    23,939             21,785
Other assets                                                425                436
Deferred taxes - non current                              5,342              4,909
Goodwill                                                  1,239              1,239
Intangible assets                                         7,772              8,663
                                                       --------           --------
Total assets                                           $ 59,427           $ 63,154
                                                       ========           ========


Liabilities and stockholders' equity
Current liabilities
Accounts payable and accrued expenses                  $  1,358           $  2,449
Deferred revenue                                          9,643             10,879
                                                       --------           --------
Total current liabilities                                11,001             13,328

Line of credit                                           10,000             10,000
                                                       --------           --------

Total liabilities                                        21,001             23,328

Stockholders' equity
Preferred stock                                            --                 --
Common stock                                                123                123
Additional paid-in capital                               55,765             55,522
Treasury stock                                           (4,371)            (3,954)
Other accumulated comprehensive income (loss)              (737)              (703)
Accumulated deficit                                     (12,354)           (11,162)
                                                       --------           --------
Total stockholders' equity                               38,426             39,826

 Total liabilities and stockholders' equity            $ 59,427           $ 63,154
                                                       ========           ========


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